21
                         LEASE AGREEMENT

     THIS  LEASE AGREEMENT (the "Lease") is made and entered into
this   ______  day  of  September,  2005,  by  and   between   HD
Investments, LLC hereinafter called "Landlord", Harold's  Stores,
Inc. and hereinafter called "Tenant".

                            ARTICLE I
                            PREMISES

     1.1 Agreement to Lease. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant rents from Landlord, those certain premises, which premises contain approximately 9,218 square feet and are comprised of the ground floor of the building located at 765 Asp, Norman, Oklahoma and all rights and appurtenances thereto, including, but not limited to, rights of ingress and egress and parking, (hereinafter called the "Premises"). In addition to the Premises located at 765 Asp, Norman, Oklahoma being leased to Tenant hereunder, Tenant shall have the right, and Landlord agrees to provide for the term of this Lease, at no cost or expense to Tenant, thirty eight (38) parking spaces, along with ingress and egress thereto, located at 770 DeBarr, Norman, Oklahoma shown on Exhibit B, for parking by Tenant's employees, affiliates and if Tenant desires, Tenant's customers. The right to the parking spaces shall be exclusive to Tenant and the parking spaces shall be so marked and identified for Tenant's exclusive use Monday through Friday 8:00 am to 6:00 pm. Landlord shall have the right to use such spaces after 6:00 pm on weekdays and all day Saturday and Sunday. Landlord agrees to use reasonable efforts to enforce Tenant's exclusive rights to said parking spaces.

     At no time may more than four (4) of the thirty-eight (38) parking spaces be located in space numbers forty (40) through forty eight (48) in the alley, and at no time may more than four
(4) of Tenant's spaces be relocated to the alley adjacent to 770 DeBarr, as shown on Exhibit B. In the event Landlord relocates four (4) or less of Tenant's spaces to such alley, and in Tenant's reasonable opinion, new signage is required, Landlord shall install and maintain such signage as is reasonably acceptable to Tenant at Landlord's sole cost.

     In addition to the Premises being leased to Tenant hereunder, Tenant shall have the exclusive right to use for storage, and Landlord agrees to provide to Tenant for the first twelve (12) months of the lease term, the west one-third (1/3) of the building located at 770 DeBarr, Norman, Oklahoma, along with ingress and egress thereto. Tenant shall pay no rent or charges for this additional space but Tenant shall pay to Landlord, for such twelve (12) month period, Tenant's reasonable prorata share of utilities for such space. Landlord has no maintenance, repair, or any other obligations with respect to such additional space other than to make it available to Tenant for Tenant's use and Tenant has no obligation to maintain, repair or insure such additional space.

                           ARTICLE II
                              TERM

     2.1 Term of Lease. The term of this Lease shall be for Sixty (60) months, beginning on the first day after the Closing referred to in the Purchase Agreement described in Section 19.18 hereof ("Commencement Date"), and ending on the last day of the sixtieth (60th) month after the Commencement Date thereafter, (the "Expiration Date"), unless sooner terminated or extended, as herein provided ("Initial Term"). Tenant shall have one (1) option to extend this Lease for an additional five (5) year term ("Option Term"). In order for Tenant to exercise the option, Tenant must give Landlord notice in writing, not later than three
(3) months prior to the Expiration Date.

                           ARTICLE III
                              RENT

     3.1  Base  Rent.   Tenant shall pay Landlord  as  base  rent
("Base Rent") for the Premises each month, without setoff or deduction, and without any prior demand therefor the following:

          For  each  year of the Initial Term, Tenant  shall  pay
     Eight and 50/100 Dollars ($8.50) per square foot of Premises per year ($78,353.00 per year) ($6,529.42 per month);

          For each year of the Option Term, Tenant shall pay Nine and 50/100 Dollars per square foot of Premises per year ($87,571.00 per year) ($7,297.58 per month). , The Base Rent shall be paid in monthly installments and the first of such monthly installments shall be due and payable on the Commencement Date (prorated for such first month if the Commencement Date is not the first day of a calendar month).

     3.2 Common Area Maintenance. In addition to Base Rent, and commencing at the same time as Base Rent commences under this Lease, and payable monthly, Tenant shall pay to the Landlord a common area maintenance charge, equal to Two Thousand Nine Hundred Fifty and No/100 ($2,950.00) per year ($245.83 per month) (the "CAM Charge"). This CAM Charge shall be subject to the annual adjustment set forth in Section 3.2.1. Landlord shall use the funds to pay the operating expenses of the property of which the Premises is a part and the following:

          (A) Salaries and wages of all the employees of Landlord engaged in the operation, maintenance and security of the parking lot located at 770 Debarr and common areas, including taxes, insurance and benefits relating thereto.

          (B) All  supplies and materials used in the  operation,
               maintenance  and  security  of  the  parking   lot
               located at 770 Debarr and common areas.

          (C) Costs to Landlord (but not to other tenants) of all
               utilities  for  the  parking lot  located  at  770
               Debarr and common areas, including the cost of water, power and lighting.

          (D) Costs of all maintenance and service agreements for the parking lot located at 770 Debarr and common areas and the equipment therein.

          (E) Cost of all insurance relating to the parking lots and other common areas located in the parking lot located at 770 Debarr and common areas.

          (F) Cost of landscaping and sidewalk maintenance in the parking lot located at 770 Debarr and common areas.


     3.2.1 Adjustment of CAM Charge. At the end of each calendar year, beginning December 31, 2006, the CAM Charge shall be adjusted by adding it to the sum determined by multiplying the initial CAM Charge by the percentage that the Consumer Price Index for the 12th month of the lease year then ending has increased over the Consumer Price Index for the first month of the lease term. For the purposes of this Lease, Consumer Price Index shall mean the Consumer Price Index, Dallas-Ft. Worth, Texas, All Urban Consumers, all items (base index year 1982-84=100), as published by the United State Department of Labor Bureau of Labor Statistics. If the Consumer Price Index shall become unavailable, Landlord shall substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by another government agency; if no index shall be available, then a comparable index published by a major financial institution, University or a recognized financial publication. In no event shall Tenant's CAM Charge increase by more than five percent (5%) from one calendar year to the next.

     3.3 Net Rentable Area. The term "Net Rentable Area", as used herein, shall refer to the area calculated within the boundaries defined by any exterior building walls bounding the Premises (measured to the outside surface of the outer glass walls and the midpoint of outer finished column walls), the centerline of any common wall separating the Premises from areas leased or to be leased to other tenants, and the exterior of any walls separating the Premises from any public corridors or other common areas. Notwithstanding anything in this Lease to the contrary, the Premises it is hereby stipulated for all purposes that the number of square feet in the Premises and the "Net Rentable Area" of the Premises shall be deemed to be 9,218 square feet, whether same would be more or less as a result of minor variations. Neither the rent payable hereunder nor any other obligation of Tenant shall be reduced, increased or otherwise affected by any determination that the number of square feet, or the amount of Net Rentable Area contained, in the Premises is other than that stipulated above.

     3.4  Rent.  For the purposes of this Lease, Rent shall  mean
Base Rent and all other payments required to be paid by Tenant pursuant to this Lease ("Additional Rent").

     3.5 Late Charges. If Tenant fails to make any installment of Rent, or any other sum due Landlord hereunder, within Ten (10) days after Tenant receives written notice from Landlord of Tenant's failure to timely pay, the Landlord may make or assess a late charge of ten percent (10%) of the amount of each delinquent payment. Any assessment of late charges by Landlord shall be considered for all purposes as Additional Rent under the terms of this Lease, and shall be added to and payable with the next maturing monthly rental installment following such assessment. Assessment by Landlord of a late charge as herein provided shall be without prejudice to any remedies provided by law or under the provisions hereof. No assessment, payment or acceptance of a late charge shall operate as a waiver or estoppel of the right of Landlord to declare a default hereunder, or to pursue any default remedies provided by this Lease or by law. Such late charge shall be earned from the day after the due date to the date paid.

                           ARTICLE IV
                        SECURITY DEPOSIT

     4.1 Security Deposit.  Intentionally Deleted.

                            ARTICLE V
                      CONDITION OF PREMISES

     5.1 Intentionally Deleted

     5.2 Landlord's Title. Landlord has the right to enter into this Lease, and the Premises are accepted by Tenant subject to, and Tenant agrees to abide by, all and singular, the easements, restrictions, covenants, reservations, mineral reservations and other matters affecting title to the Premises, provided same do not interfere with Tenant's use and occupancy of the Premises and Tenant's rights under this Lease.

                           ARTICLE VI
             ALTERATIONS, ADDITIONS AND IMPROVEMENTS

     6.1 Improvements by Tenant. Tenant shall not make or allow to be made any exterior or structural alterations to the Premises without first having the written consent of Landlord, such consent not to be unreasonably withheld. At such time as Tenant requests such consent of Landlord, Tenant shall submit plans and specifications for such alterations or additions, and comply with any and all reasonable requirements of Landlord. Tenant may make interior non-structural alterations to the Premises and Tenant may remove "removable trade fixtures", provided (1) any such removal is made prior to the termination of this Lease; (2) Tenant is not in default of any of the obligations or covenants hereunder; (3) such removable trade fixtures were not constructed with allowances provided by Landlord; and (4) such removal may be effected without damages to the Premises, and Tenant promptly repairs all damage caused by such removal at its sole expense. All trade fixtures, merchandise, equipment and signs of every description which are not removable or not removed in accordance with the preceding, and any alterations or additions to the Premises shall become the property of Landlord, and shall remain upon and be surrendered with the Premises as part thereof at the termination of this Lease. Tenant hereby waives all rights to any payment or compensation therefor. Removable trade fixtures shall include signs, tables, chairs, desks, wall brackets, shelves, mirrors and business machines (provided same are not permanently attached), but shall not include ducts, conduits, wiring, pipes, paneling, wall covering or floor covering or other permanently attached fixtures which cannot be removed without damage to the Premises.

     6.2 Signs. Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter, or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Tenant, upon vacation of the Premises or the removal or alteration of its sign, for any reason, shall be responsible for the repair, painting and/or replacement of the building surface where the sign is attached.

                           ARTICLE VII
                     REPAIR AND MAINTENANCE

     7.1 Tenant's Maintenance. Tenant shall at its expense at all times keep the Premises (including maintenance of exterior entrances and all windows) and all plate glass, partitions, doors, and trade fixtures, in good order, condition and repair (including repair of damage from burglary or attempted burglary of the Premises and reasonable periodic painting. Tenant acknowledges that Landlord has no obligation to repair or maintain the Premises, except as otherwise provided for in this Lease.

     7.2 Landlord's Option to Make Tenant Repairs. If Tenant refuses or neglects to repair the Premises within thirty (30) days after receipt of Landlord's written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, plus twelve percent (12%) for overhead, upon presentation of bills therefor, as Additional Rent.

     7.3 Landlord's Maintenance. Landlord shall at its expense at all times keep the roof, gutters and downspouts, exterior walls, foundations, and structural portions, and the plumbing, electrical and heating and air conditioning systems, of the Premises and of the building of which the Premises is a part, as well as the common areas pertaining thereto, in a good order, condition and repair. Landlord shall also, at its expense, at all times provide cooled air or heat, to the Premises so as to maintain comfortable air temperature in the Premises at all times.

     7.4 Waste and Surrender. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises, and upon expiration or sooner termination of the term hereof, Tenant agrees to deliver up the Premises to Landlord in the condition set out above, ordinary wear and tear and damage by casualty excepted, and Landlord shall have the right to re-enter and resume possession of the Premises.

     7.5 Surrender of Keys. At the expiration of the tenancy hereby created, Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall not change locks on the Premises without the prior written consent of the Landlord.

                          ARTICLE VIII
                            UTILITIES

     8.1 Service Provided. Landlord agrees to provide at its expense, and at all times, adequate amounts of water, gas, sewer, electricity and landline phone service to the Premises at the places shown on Tenant's Plans (referred to in Exhibit C) or as otherwise existing at the Premises if not shown on such plans, for the operation of Tenant's business, but Landlord shall not be liable to Tenant for any discontinuance or interruption of service unless the negligence or willful acts or omissions of Landlord, its agents, employees or contractors cause such discontinuance or interruption. Tenant shall pay its prorata share of charges incurred for the utility services used by Tenant at the building of which the Premises is a part, which prorata share shall be 54.76% of the water, gas, sewer and electrical utility charges for such building. Landlord shall pay monthly the total costs of all such utilities directly to the respective utility companies and provide Tenant with a copy of each month's bill. Tenant shall reimburse Landlord on a monthly basis for its prorata share of such bill within fifteen (15) days after the date Tenant receives such monthly bill from Landlord.

                           ARTICLE IX
                     INSURANCE AND INDEMNITY

     9.1  Tenant's  Insurance Requirements.  At all times  during
the  term  of  the  lease,  the  following  insurance  shall   be
maintained  with  respect to the Premises and  paid  for  by  the
Tenant:

          (A) Public Liability Insurance. Comprehensive public liability insurance from reputable insurance companies authorized to do business in the State of Oklahoma in the amount of $1,000,000.00 combined single limit for personal injuries and property damage. Such policies shall name the Landlord and Tenant as insureds, as their respective interests may appear.

          (B) Personal  Property  Insurance.   Personal  property
               insurance covering loss or damage to Tenant's personal property located on the Premises.

          (C) Builder's Risk Insurance. Builder's risk insurance shall be obtained in amounts satisfactory to Landlord covering any work which Tenant may undertake, or have undertaken on Tenant's behalf, with respect to the Premises. Landlord shall be shown as loss payees under the policy.

          (D) Certificates of Insurance. The Tenant shall furnish to the Landlord certificates of insurance, and shall furnish proof of such insurance at any time such proof is requested by Landlord. All insurance required herein shall contain a provision requiring at least thirty (30) days prior written notice to the Landlord before any cancellation, lapse or material change in policy or any reduction in coverage.

     9.2 Landlord's Liability Insurance and Fire and Extended Coverage Insurance. Landlord shall maintain at its sole cost and expense Public Liability Insurance for the common areas and for that portion of the building and property of which the Premises is a part which is not being leased to Tenant. Such insurance shall comply with the requirements of Section 9.1(A) above. Landlord also agrees to maintain at its sole cost and expense fire and extended coverage insurance covering the Premises, the building and property of which the Premises is a part including the common areas and all improvements therein and additions thereto (excluding Tenant's personal property), with the usual industry standard extended coverage endorsements, together with endorsements protecting against loss or damage from malicious mischief, sprinkler leakage and vandalism, all in amounts of not less than the replacement value and with insurance companies authorized to do business in Oklahoma. This insurance shall inure to the benefit of Tenant as well as Landlord. Tenant shall pay, as Additional Rent, its prorata share of the premiums for the fire and extended coverage insurance on the Premises, and the building of which the Premises is a part, obtained by Landlord. Tenant's prorata share of such premiums shall be 54.76% of the costs of such fire and extended coverage insurance, and monthly, Tenant shall pay Landlord the sum of Two Hundred Forty Five and 83/100 Dollars ($245.83) as an estimate of the premium for such insurance. Within sixty (60) days after the end of each calendar year, Landlord shall reconcile the monthly insurance and tax payments (as hereinafter provided) against the actual insurance premium and tax assessment due by Tenant for such year, and notify Tenant if there is a deficiency or a surplus. If there is a deficiency, Tenant shall pay same within thirty (30) days of written notice from Landlord specifying the amount due; if there is a surplus, Landlord shall credit the surplus against the following year's monthly installments of rent and charges due to Landlord by Tenant, unless it is the last year of the lease term in which case Tenant shall be entitled to a refund. Tenant shall not be entitled to interest on the insurance and tax deposits. In no event shall the amounts Tenant owes Landlord for insurance premiums referred to herein and the taxes referred to in Section
15.1 hereof, either individually or jointly, increase by more than five percent (5%) from one calendar year to the next.

     9.3 Indemnity. Tenant agrees to indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises, or any part thereof, if occasioned wholly or in part by any act or omission of Tenant, Tenant's agents, contractors, employees, servants, or Tenant's concessionaires. In case Landlord shall, without fault on Landlord's part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless, and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.

     Landlord agrees to indemnify Tenant and save Tenant harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the common area and portions of the building and the property of which the Premises is a part which is not leased by Tenant, or if occasioned wholly or in part by any act or omission of Landlord, Landlord's agents, contractors, employees or servants. In case Tenant shall, without fault on Tenant's part, be made a party to any litigation commenced by or against Landlord, then Landlord shall protect and hold Tenant harmless, and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Tenant in connection with such litigation.


     9.4 Waiver of Subrogation. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain such waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

     9.5 Increase in Insurance Rates. In the event Tenant uses the Premises for purposes other than as a "general office" and such other use of the Premises causes Landlord's insurance rates for the Premises to increase, Tenant shall pay the increase within thirty (30) days after receipt of an itemized statement. In the event any other occupants of the building in which the Premises is located causes Landlord's insurance rates to increase, such occupant, and not Tenant, shall be solely responsible for paying such increase.

                            ARTICLE X
                          CASUALTY LOSS

     10.1 Damage to Premises. If the Premises shall be damaged by fire, the elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Landlord shall cause such damage to be repaired, and the Rent shall not be abated. If by reason of such occurrence, the Premises shall be rendered untenantable only in part, Landlord shall, cause the damage to be repaired, and the Base Rent and Additional Rent meanwhile shall be abated proportionately as to the portion of the Premises rendered untenantable. If the Premises shall be rendered wholly untenantable by reason of such occurrence, the Landlord shall, cause such damages to be repaired, and the Base Rent and Additional Rent meanwhile shall abate until the Premises have been restored and rendered tenantable, or Landlord or Tenant may, at such party's election, terminate this Lease and the tenancy hereby created by giving to the other, within the sixty (60) days following the date of said occurrence, written notice of it's election to do so, and in the event of such termination, Rent shall be adjusted as of such date.

                           ARTICLE XI
                          SUBORDINATION

     11.1 Subordination to First Mortgage. Provided any such mortgagee recognizes and agrees in writing not to disturb
Tenant's rights under this Lease as long as Tenant is not in default beyond any cure period, the Lease created hereunder is subject and subordinate to any first mortgage which may now or hereafter encumber the Premises and to all renewals and modifications, consolidations, additional advances, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Tenant shall, at Landlord's request, execute promptly any certificate or instrument that Landlord may reasonably require provided it is in a form reasonably satisfactory to Tenant. In the event of enforcement by the mortgagee under any such mortgage of the remedies provided for by law or by any such mortgage, Tenant will, upon the request of any person or party succeeding to the interest of Landlord, as a result of such enforcement, automatically become the tenant of such successor in interest, without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by: (1) any payment of Rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of Tenant's obligations under this Lease, or (2) any amendment or modification of this Lease made without written consent of such mortgagee. Upon request by any successor in interest, Tenant shall execute and deliver any reasonable instrument or instruments confirming this attornment no later than the Commencement Date and at any time thereafter within thirty (30) days after written request from Tenant, from time to time, and in no event later than the Commencement Date, Landlord agrees to provide Tenant with a Non-Disturbance and Subordination Agreement from Landlord's mortgagee in a form reasonably acceptable to Tenant.

                           ARTICLE XII
                    ASSIGNMENT OR SUBLETTING

     12.1 Prohibitions. Assignment of this Lease, in whole or in part, or subletting all or any part of the Premises is prohibited without Landlord's consent which shall not be unreasonably withheld. Tenant may however, without Landlord's consent, assign this Lease to an affiliate, subsidiary or acquirer of Tenant's assets or capital stock.

     12.2 Landlord's Right to Transfer. Landlord shall have the right to transfer and assign, in whole or in part, Landlord's rights hereunder and in the Premises provided the transferee assumes in writing Landlord's obligations under this Lease. In the event of the sale, assignment or transfer by Landlord of Landlord's interest in the Premises, Landlord shall thereupon be released or discharged from all covenants and obligations of Landlord, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations provided such transferee assumes in writing Landlord's obligations under this Lease. All covenants and obligations of the Landlord shall run with the land and be binding upon each new owner or successor of the Premises during their period of ownership.

                          ARTICLE XIII
                          CONDEMNATION

     13.1 Award of Damages. Subject to Section 15.4 below, if the whole or any part of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, Landlord shall be entitled to and shall receive all awards that may be made in any such proceeding for the Premises, and Tenant hereby assigns and transfers to Landlord any and all such awards.

     13.2 Taking of All of Premises. If such proceedings shall result in taking of the whole or substantially all of the Premises, this Lease shall terminate from the date of such taking, and all Rent and other sums or charges provided herein to be paid by Tenant shall be apportioned and paid to the date of such taking.

     13.3 Taking of Less Than All of Premises. If less than substantially all of the Premises shall be taken, Landlord shall repair the remaining portion of the Premises so as to restore same as a building complete in itself, but Landlord shall not be obligated to expend thereon more than the sum allowed to Landlord in such condemnation proceeding for damage to the Premises, less expenses incurred by Landlord for such proceeding. Notwithstanding the foregoing, if the expense of such restoration would be greater than the sum allowed Landlord, less expense in the condemnation proceeding, then Landlord shall have the option, for a period of thirty (30) days after such partial payment, within which to terminate this Lease. If less than substantially all of the Premises shall be taken in such proceedings, this Lease shall terminate only as to the portion of the Premises so taken, and this Lease shall continue for the balance of its term as to the part of the Premises remaining. In the event of a partial taking, the Base Rent to be paid by Tenant after such taking shall be reduced pro rata in proportion to which the space so taken bears to the entire space in the Premises originally demised. Notwithstanding anything herein to the contrary in the event any of the Premises or the parking referred to in Section
1.1 is taken, Tenant at its option may terminate this Lease.

     13.4 Tenant's Damages. Although all damages in the event of any condemnation are to belong to Landlord, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

                           ARTICLE XIV
                      ACCESS AND EASEMENTS

     14.1 Access. Landlord or Landlord's agents shall have the right upon reasonable advance written notice to Tenant, to enter the Premises at reasonable times to examine the same, and to show them to prospective purchasers or tenants of the Premises, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor, without the same constituting an eviction of Tenant in whole or in part, and the Rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise provided however, in such event Landlord shall use its best efforts not to interrupt Tenant's business operations. During the thirty (30) days prior to the expiration of the term of this Lease, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notices "For Lease" or "For Sale", which notices Tenant shall permit to remain thereon without molestation. Such signs shall not obstruct windows or window displays. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Premises, or any part thereof, except as otherwise herein specifically provided however, in such event Landlord shall use its best efforts not to interrupt Tenant's business operations.

     14.2 Structural Repairs. If an excavation or construction shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant grants to the person causing or authorized to cause such excavation or construction, license to enter upon the Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall or the building of which the Premises form a part from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnification against Landlord.

                           ARTICLE XV
              PROPERTY TAXES AND TENANT'S PROPERTY

     15.1 Ad Valorem Taxes. Tenant shall pay, as Additional Rent, its prorata share, all real estate taxes, and special assessments levied upon the Premises and building of which the Premises is a part. Tenant's prorata share shall be 54.76% of such taxes levied, by any state, city, school district or federal government authority. Monthly, Tenant shall pay Landlord sum of Three Hundred Forty Five and 68/100 Dollars ($345.68) as an estimate of Tenant's prorata share of such ad valorem taxes. Annually, the Landlord shall reconcile the tax payments in the manner provided in Section 9.2. All other taxes or assessments imposed directly on Tenant (i.e. for Tenant's personal property) will be paid by Tenant directly to the taxing authority on or before their due dates.

     15.2 Tenant's Personal Property Taxes. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Premises by the Tenant.

     15.3 Responsibility of Landlord. Unless resulting from the negligence or willful acts or omissions of Landlord, its employees, agents or contractors, Landlord shall not be liable for any damage to property of Tenant or of others located on the Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Unless resulting from the negligence or willful acts or omissions of Landlord, its employees, agents or contractors, Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Premises, or from the pipes, appliances or plumbing works, or from the roof, street or sub-surface, or from any other place, or by dampness, or by any other cause of whatsoever nature. Unless resulting from the negligence or willful acts or omissions of Landlord, its employees, agents or contractors, Landlord shall not be liable for any such damage caused by other tenants of Landlord, or occupants of adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work. All property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful acts or omissions or negligence of Landlord, its employees, agents or contractors.

                           ARTICLE XVI
                         USE OF PREMISES

     16.1 Tenant's Usage. The Premises are to be used and occupied by Tenant solely for general office use, or such other use that Landlord, in its sole discretion, may approve in writing. Tenant shall not occupy or use, or permit any portion of the Premises to be occupied or used for any business or purpose which, in Landlord's opinion, is unlawful, disreputable or deemed to be extra hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Premises and/or its contents.

     16.2 Floor Load. Tenant will not place a load upon any floor of the Premises exceeding the floor load per square foot which such floor was designed to carry.

     16.3 Compliance with Laws, Covenants and Regulations. Tenant at its expense shall at all times comply with all laws, ordinances, orders, rules and regulations of governmental agencies having jurisdiction of the Premises which pertain to the specific operation of Tenant's business at the Premises. Landlord at its expense shall at all times comply with all laws, ordinances, orders, rules and regulations of governmental agencies having jurisdiction of the Premises, the building of which the Premises is a part and the common areas pertaining thereto, including, without limitation, the American's with Disabilities Act and of all restrictive covenants relating to the use, condition or occupancy of the Premises. In the event such laws or restrictions mandate alterations to the interior of the Premises, Landlord agrees to promptly make such alterations at its sole cost and expense. The rules and regulations appended to this Lease as Exhibit B are hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to promulgate or amend or supplement said rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the Premises provided same are reasonably and non-discriminatory. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations, and amendments thereto and supplements thereof provided same are reasonably and non-discriminatory.

     16.4 Nuisance. Neither Landlord, nor Tenant, nor any other occupant of the building of which the Premises are a part, shall perform any acts or carry on any practices which may injure the Premises or be a nuisance or menace to others. Landlord shall be responsible for the breach of this covenant by Landlord and/or the occupants, other than Tenant, of the building of which the Premises are a part.

     16.5 Hazardous Substances. During the term of this Lease, Tenant shall not use or allow the Premises to be used for the Release, storage, use, treatment, disposal or other handling of any Hazardous Substance, without the prior consent of Landlord. The term "Release" shall have the same meaning as is ascribed to it in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601, et seq., as amended ("CERCLA"). The term "Hazardous Substance" means (i) any substance defined as a "hazardous substance" under CERCLA, (ii) petroleum, petroleum products, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas, and (iii) any other substance of material deemed to be hazardous, dangerous, toxic, or a pollutant under any federal, state or local law, code, ordinance or regulation.

     During the term of this Lease Tenant shall: (a) give prior notice to Landlord of any activity or operation to be conducted by Tenant at the Premises which involves the Release, use, handling, generation, treatment, storage or disposal of any Hazardous Substance ("Tenant's Hazardous Substance Activity"),
(b) at its expense comply with all federal, state and local laws, codes, ordinances, regulations, permits and licensing conditions governing the use, storage, Release, discharge, emission or disposal of any Hazardous Substances, (c) at its own expense, promptly contain and remediate any Release of Hazardous
Substances arising from or related to Tenant's Hazardous Substance Activity in the Premises, or the environment and remediate and pay for any resultant damage to property, persons or environment, (d) give prompt notice to Landlord and all appropriate regulatory authorities of any Release of any Hazardous Substances in the Premises or the environment arising from or related to Tenant's Hazardous Substance Activities, which Release is not made pursuant to and in conformance with the terms of any permit or license duly issued by appropriate governmental authorities, and such notice to include a description of measures taken or proposed to be taken by Tenant to contain and remediate the Release and any resultant damage to property, persons, or the environment, (e) in the event of a Release by Tenant, retain an independent engineer or other qualified consultant or expert acceptable to Landlord, to conduct an environmental audit of the Premises and immediate surrounding areas, with the scope of work to be performed by such engineer, consultant or expert to be approved in advance by Landlord, and all of the engineer's, consultant's or expert's work product shall be made available to Landlord; provided that the cost of such audit shall be paid by Tenant; (f) at Landlord's request from time to time, execute affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances in the Premises, (g) reimburse to Landlord, upon demand, the reasonable cost of any testing for the purpose of ascertaining if there has been any Release of Hazardous Substances in the Premises, if such testing is required by any governmental agency and (h) upon expiration or termination of this lease, surrender the Premises to Landlord free from the presence and contamination of any Hazardous Substance, unless such Hazardous Substance was not introduced into the Premises by Tenant, its employees, agents or contractors in which case it shall be Landlord's responsibility .

     Landlord recognizes and agrees that Landlord is responsible for any and all Hazardous Materials located at the Premises, or in or about the building and property of which the Premises are a part, which was in existence prior to the commencement of the term of this Lease.

                          ARTICLE XVII
                       PEACEFUL ENJOYMENT

          17.1  Covenant  of  Landlord.  Tenant  shall,  and  may
peacefully have, hold and enjoy the Premises, subject to the other terms hereof, providing Tenant pays the rentals herein recited and performs Tenant's covenants and agreements herein contained. Landlord shall comply with the terms of all mortgages placed by Landlord on the Premises and the lease by Landlord of the Premises. Tenant's quiet enjoyment shall be subject, however, to the terms of this Lease, and to all easements, restrictions of record and governmental laws and ordinances in existence as of two (2) days prior to the Commencement Date. It is understood and agreed that this covenant and any and all covenants of Landlord contained in this Lease shall be binding on Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors' respective ownerships of Landlord's interest hereunder.

                          ARTICLE XVIII
                      DEFAULT AND REMEDIES

     18.1 Tenant's Default. Any of the following, if not cured by Tenant within ten (10) days after written notice to Tenant of their occurrence [except that Tenant shall have thirty (30) days after written notice of occurrence (or such additional time as may be necessary under the circumstances) for items (B)(C)(D) and
(E)], shall constitute events of default on the part of Tenant:

          (A) Failure  of  Tenant to pay Base Rent and Additional
               Rent, or any other rent or other payment when due;

          (B) Failure of Tenant to comply with any covenant or obligation of Tenant hereunder;

          (C) Abandonment or vacation of the Premises by Tenant;

          (D) The filing of a voluntary or involuntary petition in bankruptcy by or against Tenant, or any guarantor hereof, under the National Bankruptcy Act, or should Tenant, or any guarantor, make an assignment for the benefit of their creditors, or should a trustee, receiver or liquidator of Tenant, or any guarantor hereof, of Tenant's or any guarantor's property hereof, be appointed, or should any governmental authority institute any proceeding for the dissolution of Tenant, or any guarantor hereof, or should Tenant's interest hereunder pass by operation of law or otherwise;

          (E) Failure   to   provide  estoppel  certificates   as
               requested by Landlord.

     18.2 Remedies. In addition to any other rights and remedies provided in this Lease or by applicable law or equity, including, without limitation, the right to obtain specific performance of Tenant's covenants, on the occurrence of any event of default and after expiration of any cure period, Landlord will have the following remedies, all of which may be exercised without any further notice or demand on Tenant.


          (A) Past Due Rent. Landlord may collect from Tenant all past due Rent, including interest thereon at twelve percent (12%) per annum and late charges, and all other reasonable damages caused by Tenant's default.

          (B) Termination. Landlord may terminate this Lease, in which event Tenant will immediately surrender the Premises to Landlord, but if Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord might have, enter and take possession of the Premises and remove Tenant, anyone claiming under Tenant, and any property therefrom without being subject to any claim for damages therefor. Tenant shall be obligated to pay to Landlord all costs reasonably incurred by Landlord in any such action, including the costs of taking possession of and repairing any damage to the Premises, and all other reasonable damages caused by Tenant's default. After default, this Lease may be terminated only by written notice from Landlord, and no other action or inaction by Landlord after default shall constitute a termination of this Lease.

          (C) Reletting. If Landlord does not terminate this Lease, then Landlord may, at its option, reenter and remove any persons or property therein, forcibly if necessary, without being guilty of trespass and without the same constituting a termination of this Lease, and may relet the Premises or any part thereof for the benefit of Landlord, in which event Tenant shall pay Landlord all reasonable costs incurred by Landlord in taking such action including, without limitation, the costs of taking possession of and repairing the Premises, the reasonable cost of preparing the same for reletting, attorneys' fees, brokerage commissions, and all other damages caused by Tenant's default. Tenant shall remain obligated to Landlord for the difference between any Rent received by Landlord as a result of such difference between any Rent received by Landlord as a result of such reletting and the Rent and other sums for which Tenant is obligated hereunder. In the event any such reletting results in payment of Rent thereunder to Landlord in excess of the Rent for which Tenant is obligated hereunder, Landlord shall be entitled to retain such excess. Landlord agrees to use reasonable efforts to mitigate its damages in the event of a default by Tenant.

          (D) No Reletting. If Landlord elects not to terminate this Lease, Tenant shall remain obligated to Landlord for all Rent and other sums for which Tenant is obligated hereunder for the remainder of the Lease term, together with all compensatory damages caused by Tenant's default.


          (E) Landlord's Option to Perform. Landlord may perform or cause to be performed the unperformed obligations of Tenant under this Lease and may enter the Premises at reasonable times and upon reasonable notice to Tenant to accomplish such purpose without being subject to any claim for damages therefor. Landlord shall also be entitled to seek specific performance or injunctive relief (prohibitive or mandatory) with respect to Tenant's obligations hereunder. Tenant agrees to reimburse Landlord on demand for any reasonable expense which Landlord might incur in effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord will not be liable for any damages resulting to Tenant from such action, excluding any damages caused by Landlord's negligence or willful misconduct.
               Landlord  may  exercise the  remedies  under  this
               section if Tenant has defaulted under this Lease but the same is not yet become an "event of default" as defined above if Landlord in good faith reasonably believes that irreparable loss or harm to the Premises, or damage or injury to property or persons, might occur prior to the default becoming an event of default as defined above.

     18.3 Landlord's Default. If Landlord fails to perform any of Landlord's covenants hereunder, Landlord shall not be in default unless: (1) Tenant gives Landlord written notice thereof, setting forth in reasonable detail the nature and extent of such failure, and (2) such failure by Landlord is not cured within thirty (30) days following the delivery of such notice. If such failure cannot be reasonably cured within thirty (30) days, the length of such period shall be extended for a period reasonably required therefor if Landlord commences curing such failure within the thirty (30) day period and continues the curing thereof with reasonable diligence and continuity. Tenant shall have any and all remedies afforded an aggrieved tenant at law or in equity in the event of a default by Landlord plus Tenant shall have the right of self-help, rent abatement, lease termination and suing Landlord for damages and/or an injunction in the event of a default by Landlord.

                           ARTICLE XIX
                    MISCELLANEOUS PROVISIONS

     19.1 Amendment. This Lease may not be altered, changed or amended, except by instrument in writing, signed by all parties hereto.

     19.2 Lease Year Defined. The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first lease year shall begin on the Commencement Date hereof. Each succeeding lease year shall commence upon the anniversary date of the first lease year.

     19.3 Non-Waiver. Failure of Landlord to declare any default immediately upon the occurrence thereof, or delay in taking any action in connection therewith, or acceptance of rental after same is due, shall not waive such default, but Landlord shall have the right to declare any such default at any time, and to take such action as may be lawful or authorized hereunder, either at law or in equity.

     19.4 Force Majeure. Neither Landlord nor Tenant shall be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lock outs, material or labor shortages, or restrictions by government authorities and other causes which are not reasonably within the control of either Landlord or Tenant, and which, wholly or in part, such party, using reasonable efforts, is unable to prevent or overcome; provided, however, this provision shall not apply to Tenant's obligation to pay Rent.

     19.5 Interpretation. As used herein, the masculine or neuter genders shall be deemed to include all genders and singular, the plural, and vice versa, except where any such construction would be unreasonable. This Lease shall be construed under and in accordance with the laws of the State of Oklahoma, and all obligations of the parties hereunder are performable in Cleveland County, Oklahoma. The paragraph headings are inserted for convenience only, and shall not in any way vary the provisions they identify. If any provision of this Lease or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof and other applications thereof, shall not in any way be affected or impaired thereby.

     19.6    Covenants.    All   agreements,   obligations    and
undertakings of the parties shall be deemed to be covenants, whether or not so denominated.

     19.7 Protection From Liens. Tenant shall keep the Premises at all times during the term hereof free of Mechanic's Liens and Materialman's Liens and other liens of like nature other than liens created or claimed by reason of any work done by Landlord or its agents, and Tenant shall at all times fully protect and indemnify Landlord against all such liens or claims which may ripen into liens and against all attorney's fees and other costs and expenses growing out of or incurred by reason of or on account of any such claim or lien based on work performed by Tenant, or Tenant's agents or contractors.

     19.8 Notices. Except as may be otherwise specifically provided herein, all notices required or permitted hereunder shall be in writing, and shall be deemed to be delivered when delivered personally, or when deposited with the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested or when given to a nationally recognized overnight delivery service (such as Fed Ex, DHL, etc.) with delivery fee prepaid for next day delivery, addressed to the parties at the respective addresses set forth hereunder, or at such other address as may have been theretofore specified by written notice delivered in accordance herewith.

          Landlord: H.D Investments, L.L.C.
                    c/o Hal Smith Restaurant Group
                    1800 N. Interstate Drive, No. 200
                    Norman, Oklahoma 73072
                    Attn: David Brauckmann
                    Fax #:

          Tenant:   Harold's Stores, Inc.
                    765 Asp
                    Norman, OK 73069
                    Attn: Jodi Taylor, CFO
                    Fax #: 405-366-2538

     With a copy to:     Harold's Stores, Inc.
                    3290 Northside Parkway
                    Suite 250
                    Atlanta, Georgia 30327
                    Attn: Jackie Wammock
                    Fax #: 678-553-4001


     19.9 Limitation of Landlord Liability. Any provisions hereof to the contrary notwithstanding, Tenant hereby agrees that no personal or corporate liability of any kind or character whatsoever now attaches or at any time hereafter, under any condition, shall attach to Landlord for payment of any amounts payable under this Lease, or for the performance of any obligations hereunder. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Premises and the building and property of which it is a part.

     19.10 Attorney's Fees. In the event either party defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and the other party places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or which may become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon same, the prevailing party in such matter agrees to pay to the other a reasonable attorney's fee.

     19.11 Holding Over. In the event of holding over by Tenant after the expiration or termination of this Lease without the express written consent of Landlord, the Base Rent shall be one and one quarter (1.25) times the Base Rent set forth in this Lease for the entire holdover period. No holding over by Tenant after the term of this Lease shall operate to extend this Lease; and in the event of any unauthorized holding over, Tenant shall indemnify Landlord from and against all claims for damages by any other tenant to whom Landlord may have leased all or any portion of the Premises, effective upon the termination of this Lease. Any holding over with the consent of Landlord in writing shall thereafter constitute this Lease a lease from month to month.

     19.12 Entire Agreement. This instrument constitutes the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto. Each party to this Lease acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Lease shall be valid or binding. This Lease may not be modified or amended by oral agreement, but only by an agreement in writing, signed by the parties hereto.

     19.13 Recording. Upon the request of either, Landlord and Tenant shall sign a memorandum of lease in form and substance satisfactory to both Landlord and Tenant, and such memorandum may be filed in the real estate records of Oklahoma. Upon termination of this Lease for any reason, Tenant shall execute a notice of termination and release and waiver of any interest in the Premises in form and substance reasonably satisfactory to Landlord and Tenant immediately upon the request of Landlord. This Lease shall not be recorded by either Landlord or Tenant.

     19.14 Indemnity. Tenant shall indemnify Landlord against all liabilities, expenses and losses incurred by Landlord as a result of: (1) failure by Tenant to perform any covenant required hereunder; (2) any accident, injury or damage which shall happen in or about the Premises; (3) failure to comply with any requirement of any governmental authority; and (4) any mechanic's lien or security agreement filed against the Premises, any equipment therein, or any materials used in the construction or alteration of the Premises. Landlord shall not be liable for injury or damage to any person or property occurring on the Premises unless caused by or resulting from the negligence of Landlord.

        Landlord shall indemnify Tenant against all liabilities, expenses and losses incurred by Tenant as a result of: (1) failure by Landlord to perform any covenant required hereunder;
(2) any accident, injury or damage which shall happen in or about that portion of the building or property outside the Premises;
(3) failure to comply with any requirement of any governmental authority; and (4) any mechanic's lien or security agreement, resulting from Landlord's work, filed against the Premises and/or the building and/or property of which the Premises is a part, any equipment therein, or any materials used in the construction or alteration of the Premises. Tenant shall not be liable for injury or damage to any person or property occurring outside the Premises and in the building or on the property of which the Premises is a part, unless caused by or resulting from the negligence of Tenant.


     19.15 Binding Effect. This Lease shall be binding upon and inure to the benefit of the parties hereto, their respective successor, permitted assigns, heirs and legal representatives, as the case may be.

     19.16 Confidentiality The information contained in this proposal shall be considered confidential. The Parties will maintain all confidential information in confidence and will not disclose such information to any other party without written consent. Confidential Information may be released to the parties' employees, partners, consultants, and lenders who have a reasonable need for such Confidential Information, provided that such individuals agree to maintain the confidential nature of the information.

     19.17   Counterparts.   This  Lease  may  be   executed   in
counterparts, and each of such counterparts shall for all purposes be deemed to be an original.

     19.18 Agreement for Purchase and Sale of Real Property Landlord and Tenant recognize and agree that Tenant, as Seller, and Landlord as Purchaser are parties to that certain Agreement for Purchase and Sale of Real Property dated _______, 2005 (the "Purchase Agreement") in which Tenant is selling to Landlord the Premises and the building and property of which the Premises is a part. This Lease is expressly contingent on the closing of the transaction contemplated by such Purchase Agreement, and in the event such closing does not take place, this Lease shall be null and void and of no force and effect. This Lease may be assigned by Landlord in connection with any assignment of Landlord's rights under the Purchase Agreement.

     19.19 Addenda and Exhibits. The following are attached hereto and made a part hereof:
               Addendum to Lease

               Exhibit A - Rules and Regulations

               Exhibit B - 770 Debarr Parking Lot

               Exhibit C - Landlord's Work


19.20 Contingency. This Lease is contingent upon the following conditions:

          Closing of the transaction contemplated in the Purchase
Agreement described in Section
          19.18 of the Lease

19.21 Landlord's Work. Landlord's work shall be as described in Exhibit "C".

19.22 Early Termination. Tenant shall have the right to terminate this Lease at any time after the initial twenty four
(24) month term of this Lease by giving Landlord at least six (6) months advance written notice thereof.

19.23 Generator. Landlord recognizes and agrees (i) that Tenant owns a generator which supplies back-up power to the Premises and the building of which the Premises is a part (ii) that such generator is located on property owned by a third party in close proximity to the Premises (iii) that Landlord shall have no rights to such generator and (iv) that Tenant at any time may disconnect, remove and/or dispose of such generator as Tenant may see fit.


                           ARTICLE XX
                           DISCLOSURE

Equity Realty, Inc. is acting as a transaction broker in this transaction. No other broker is involved in this transaction except as noted below:

BROKER:  None Oklahoma Real Estate License Number:
__________Company:___________________

Sale, lease and other transactions can have local, state and federal tax consequences for the seller/lessor and/or buyer/lessee. Consult your tax or legal advisor. Real estate brokers are not qualified to give legal or tax advice or to determine whether any person is properly qualified to provide legal or tax advice.

EXECUTED as of the day and year first above written.

"LANDLORD"                         H.D. Investments
                           By:

                                   David Brauckmann
                                   Its: Manager

Landlord's Address: 1800 North Interstate Dr
                                   Norman, Oklahoma 73072

"TENANT"                           Harold's Stores, Inc

                           By:
                                   Name: Jodi Taylor
                                     Title:     Chief   Financial
Officer

            Tenant's  Address:     765 Asp
                                   Norman, OK 73069


                            EXHIBIT A

                      RULES AND REGULATIONS

Tenant shall, at all times during the term of the Lease:

1.   Use,  maintain  and occupy the Premises in a careful,  safe,
     proper  and  lawful  manner,  keep  the  Premises  and   its
     appurtenances in a clean and safe condition.

2. Keep all glass in the doors and windows of the Premises clean and in good repair.

3.   Keep   the   Premises  in  a  clean,  orderly  and  sanitary
     condition, free of insects, rodents, vermin and other pests.

4. Not permit undue accumulations of garbage, trash, rubbish and other refuse in the Premises, and place refuse in designated containers outside Premises.

5. Not use the plumbing facilities in the Premises for any purpose other than that for which they were constructed, or dispose of any foreign substances therein.



















                            EXHIBIT B


                            EXHIBIT C

                         Landlord's Work


     Landlord shall at its sole cost and expense relocate Tenant to, and remodel, the ground floor (Premises) of the building in which the Premises are located and which Tenant currently occupies and construct, in a good and workmanlike manner, all improvements shown on Tenant's Plans (as hereinafter defined) at Landlord's sole cost and expense. Tenant at its sole cost and expense shall provide plans and specifications ("Tenant's Plans") for Landlord's Work within ten (10) days of Tenant's execution of this Lease. Landlord's Work shall include, but not be limited to, creating a common entrance, or at Tenant's option providing two separate and segregated entrances and separating the first and second floor offices. Upon Landlord's approval of Tenant's Plans, which approval shall not be unreasonably withheld, Landlord shall commence construction of the remodel of the Premises and diligently pursue same to completion. The final approved plans prepared by The McKinney Partnership Architects are titled "Harold's Corporate Offices Remodel" and are the 9/19/05 Permit Set, and are incorporated and made part of this lease and attached as Exhibit D. In no event shall such completion be later than thirty (60) days after the Commencement Date unless the cause of such later completion is Tenant's failure to provide Tenant's Plans within the time specified above, in which event the completion date shall be extended by the period by which Tenant exceeded the time for providing Tenant's Plans. Tenant shall be entitled to continue to conduct its normal business operations during Landlord's Work and may continue to occupy and operate in the upper floor of the building of which the Premises is a part at no additional rent or cost, other than that already set forth in this Lease until such time as Landlord has completed Landlord's Work and the Premises are ready for Tenant's occupancy. Landlord agrees that contractor will be performing all work after business hours and Tenant agrees to provide contractor needed building access. Landlord shall give Tenant written notice of the date that the Landlord's Work will be completed and Tenant can move into the Premises, such notice to be given at least fourteen (14) business days prior to such date.